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                                                                   EXHIBIT 10.70


      PROMISSORY NOTE FOR $3,000,000 FOR THE CARDINAL PARAGON, INC. LOAN
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Texas Real Estate Forms 14-1                                     Promissory Note


Form 14-1

                                Promissory Note

Date:    December 21, 2000

Borrower:      WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

Borrower's Mailing Address: c/o Wells Capital, Inc.
                            Attn: Mary Anna Raburn
                            6200 The Corners Parkway, Suite 250
                            Norcross, Gwinnett County, Georgia 30092

Lender:                     CARDINAL PARAGON, INC., a Texas corporation

Place for Payment:          Attn: Mr. Gil J. Besing
                            8411 Preston Road, Suite 850
                            Dallas, Dallas County, Texas 75225

Principal Amount:           THREE MILLION AND 00/100 DOLLARS ($3,000,000.00)

Annual Interest Rate:       Six percent (6%)

Maturity Date:              The earlier to occur of (i) the satisfaction in full
                            of the obligations secured by the Prior Lien (as hereinafter defined), or (ii) the date that is six
                            (6) months subsequent to the date hereof.

Prior Lien:                 Deed of Trust dated as of the date hereof by
                            Borrower for the benefit of Guaranty Federal Bank, F.S.B., 8333 Douglas Avenue, Dallas, Dallas County,
                            Texas 75225, Attention: John Fainter, and recorded in the Office of the Harris County Clerk, Texas, which Deed of Trust for the benefit of Guaranty
                            Federal Bank, F.S.B. secures the original principal sum of Thirty-Five Million, Nine Hundred and 00/100
                            Dollars ($35,900,000.00)

Annual Interest Rate on Matured, Unpaid Amounts: The maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law.

Terms of Payment (principal and interest): Principal and interest shall be payable in full on the Maturity Date. In addition, principal and interest may be prepaid, in whole or in partial increments of Fifty Thousand Dollars ($50,000.00), at any time provided that Borrower gives Lender written notice of such prepayment at least two weeks prior thereto.

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Texas Real Estate Forms 14-1                                     Promissory Note


Security for Payment: A Deed of Trust made by Borrower for the benefit of Lender dated as of the date hereof, which Deed of Trust encumbers property commonly known as 1430 Enclave Parkway, Houston, Harris County, Texas, and more particularly described therein.

Other Security for Payment: Note

Borrower promises to pay to the order of Lender the Principal Amount plus interest at the Annual Interest Rate. This note is payable at the Place for Payment and according to the Terms of Payment. All unpaid amounts are due by the Maturity Date. After the Maturity Date, Borrower promises to pay Lender any unpaid principal balance plus interest at the Annual Interest Rate on Matured, Unpaid Amounts.

If Borrower defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to this note, Lender may declare the unpaid principal balance and earned interest on this note immediately due and payable. Borrower and each surety, endorser, and guarantor waive all demand for payment, presentation for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

Borrower also promises to pay reasonable attorney's fees and court and other costs if this note is placed in the hands of an attorney to collect or enforce the note. These expenses will bear interest from the date of advance thereof at the Annual Interest Rate on Matured, Unpaid Amounts. Borrower will pay Lender these expenses and interest on demand at the Place for Payment. These expenses and interest will become part of the note and will be secured by any security for payment.

Interest on the debt evidenced by this note will not exceed the maximum rate or amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the Principal Amount or, if the Principal Amount has been paid, refunded. On any acceleration or required or permitted prepayment, any excess interest will be canceled automatically as of the acceleration or prepayment or, if the excess interest has already been paid, credited on the Principal Amount or, if the Principal Amount has been paid, refunded. This provision overrides any conflicting provisions in this note and all other instruments concerning the debt.

Each Borrower is responsible for all obligations represented by this note.

When the context requires, singular nouns and pronouns include the plural.

[Signature Page Follows]

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Texas Real Estate Forms 14-1                                     Promissory Note


IN WITNESS WHEREOF, the undersigned Borrower hereby executes this note as of the date first set forth above.

WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:  WELLS REAL ESTATE INVESTMENT TRUST, Inc.,
     a Maryland corporation, its general partner

     By: /s/ Douglas P. Williams
        -----------------------------------
         Printed Name: Douglas P. Williams
         Title: Executive Vice President

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